ADVISORSHARES HOTEL ETF

Schedule of Investments

March 31, 2026 (Unaudited)

Investments	Shares	Value
COMMON STOCKS – 98.3%

Entertainment – 5.3%
Monarch Casino & Resort, Inc.	939	$89,769

Internet – 18.9%
Airbnb, Inc., Class A(a)	605	76,399
Booking Holdings, Inc.	17	71,575
Expedia Group, Inc.	536	123,757
Trip.com Group Ltd. (China)(a)(b)	1,031	51,334
Total Internet		323,065

Leisure Time – 17.9%
Carnival Corp.	3,098	80,176
Norwegian Cruise Line Holdings Ltd.(a)	3,363	62,888
Royal Caribbean Cruises Ltd.	275	75,675
Viking Holdings Ltd.(a)(c)	1,188	87,294
Total Leisure Time		306,033

Lodging – 19.5%
Boyd Gaming Corp.	701	57,608
H World Group Ltd. (China)(b)	1,586	79,760
Hilton Worldwide Holdings, Inc.	290	88,183
Marriott International, Inc., Class A	326	106,625
Total Lodging		332,176

REITS – 36.7%
Apple Hospitality REIT, Inc.	7,199	82,860
Chatham Lodging Trust	11,400	89,718
DiamondRock Hospitality Co.	7,205	67,511
Gaming and Leisure Properties, Inc.	1,921	85,235
Host Hotels & Resorts, Inc.	5,429	104,020
Pebblebrook Hotel Trust	6,300	79,569
Service Properties Trust	32,637	44,223
VICI Properties, Inc.	2,717	74,228
Total REITS		627,364

Total Common Stocks (Cost $1,782,076)		1,678,407

MONEY MARKET FUND – 3.5%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 3.56%(d) (Cost $60,308)	60,308	60,308

Total Investments – 101.8% (Cost $1,842,384)		1,738,715
Liabilities in Excess of Other Assets – (1.8%)		(30,537)
Net Assets – 100.0%		$1,708,178

REITS - Real Estate Investment Trusts

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $171,061; the aggregate market value of the collateral held by the fund is $162,550. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $162,550.
(d)	Rate shown reflects the 7-day yield as of March 31, 2026.

ADVISORSHARES HOTEL ETF

Schedule of Investments (continued)

March 31, 2026 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2026, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$1,678,407	$–	$–	$1,678,407
Money Market Fund	60,308	–	–	60,308
Total	$1,738,715	$–	$–	$1,738,715

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Entertainment	5.3%
Internet	18.9
Leisure Time	17.9
Lodging	19.5
REITS	36.7
Money Market Fund	3.5
Total Investments	101.8
Liabilities in Excess of Other Assets	(1.8)
Net Assets	100.0%